DIREXION SHARES ETF TRUST
DIREXION RUSSELL 1000® VALUE OVER GROWTH ETF (RWVG)
DIREXION RUSSELL 1000® GROWTH OVER VALUE ETF (RWGV)

Supplement dated February 18, 2022 to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2021, as last supplemented

Effective February 28, 2022, the name of the underlying index of each of the Direxion Russell 1000® Value Over Growth ETF and Direxion Russell 1000® Growth Over Value ETF (each a “Fund”) will be updated to the Russell 1000® Value/Growth 150/50 Index and Russell 1000® Growth/Value 150/50 Index, respectively. All references to each Fund’s underlying index in each Fund’s Summary Prospectus, Prospectus, and SAI will be updated accordingly.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.